UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

CREATIVE MEDICAL TECHNOLOGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53500	87-0622284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

211 E Osborn Road, Phoenix, AZ 85012

(Address of principal executive offices)

(480) 399-2822

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CELZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 19, 2024, Creative Medical Technology Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on proposals for (i) the election of the director nominees named in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on June 5, 2024 (“Proposal I”); (ii) the approval of the compensation of the Company’s named executive officers (“Proposal II”); and (iii) the ratification of the appointment of Haynie & Company to serve as the Company’s independent registered public accountants (“Proposal III”).  Each of the foregoing proposals is described in more detail in the Proxy Statement.  Stockholders holding an aggregate of 832,170 shares of common stock, representing 61.7% of the outstanding shares of the Company’s common stock as of the record date, and which constituted a quorum, were present in person or represented by proxy at the Annual Meeting.   The proposal described in the Proxy Statement to increase the authorized shares of common stock of the Company was withdrawn by management prior to the Annual Meeting and was not voted on.  The results of the voting at the Annual Meeting are presented below.

Proposal I - The five director nominees were all elected to the Board as follows:

Director	For	Withhold
Timothy Warbington	312,403	147,859
Donald Dickerson	338,694	121,568
Michael H. Finger	337,737	122,525
Susan Snow	311,531	148,731
Bruce S. Urdang, Esq.	337,685	122,577

Proposal II - The compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
217,019	227,926	15,317	371,908

Proposal III –The ratification of the appointment of Haynie & Company was approved as follows:

For	Against	Abstain	Broker Non-Votes
684,717	90,973	56,480	N/A

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: July 25, 2024	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer

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